UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 15, 2002

                   GE Capital Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-81262-02                  22-3755203
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                 292 Long Ridge Road
                 Stamford, Connecticut                                 06927
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                 (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code       (203) 357-4000
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Item 5.  Other Events.
         ------------

         Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2. On August 15, 2002, GE Capital Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as Master Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent of the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2 issued in twenty-one classes. The Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates are being offered by the Prospectus dated July 30, 2002, as supplemented by the Prospectus Supplement dated August 7, 2002.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

Exhibit 4   Pooling and Servicing Agreement

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 15, 2002


                                           GE CAPITAL COMMERCIAL MORTGAGE
                                           CORPORATION



                                           By:     /s/ Daniel Vinson
                                                   -----------------------------
                                           Name:   Daniel Vinson
                                           Title:  Authorized Signatory

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                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of                                                  Paper (P) or
Regulation S-K                                                  ------------
Exhibit No.            Description                              Electronic (E)
------------           -----------                              --------------

4                      Pooling and Servicing Agreement          E

                                    Exhibit 4